==============================================================================

                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 --------------



                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                                            March 9, 2004
                                                  ----------------------------

(Date of earliest event reported):                         March 8, 2004
                                                  ----------------------------


                                LOEWS CORPORATION
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
------------------------------------------------------------------------------
                  (State or other jurisdiction of Incorporation)


       1-6541                                                   13-2646102
------------------------------------------------------------------------------
   (Commission                                            (IRS Employer
    File Number                                            Identification No.)


667 Madison Avenue, New York, N.Y.                             10021-8087
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
                                                   ---------------------------



                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


==============================================================================

                                   Page 1 of 2
Item 5.  Other Events

  On March 8, 2004, Loews Corporation (the "Company") entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Lehman Brothers Inc., for the issuance and sale by the Company of $300,000,000 aggregate principal amount of the Company's 5 1/4% Senior Notes due 2016 (the "Notes"). The Notes are being sold pursuant to an effective shelf registration statement. A copy of the underwriting agreement is filed as Exhibit 1.1.

Item 7.  Financial Statements and Exhibits

      (c)    Exhibits:

    Exhibit Reference Number      Exhibit Description
    ------------------------      -------------------

              1.1 Underwriting Agreement, dated March 8, 2004 by and among Loews Corporation, Citigroup Global Markets Inc. and Lehman Brothers Inc.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LOEWS CORPORATION
                                                 -----------------------------
                                                 (Registrant)




Dated:  March 9, 2004                        By:    /s/  Gary W. Garson
                                                 -----------------------------
                                                 Gary W. Garson
                                                 Senior Vice President
                                                 General Counsel and Secretary




















                                   Page 2 of 2